================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2005

                            COLLECTORS UNIVERSE, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-27887                               33-0846191
         ---------------------                  ----------------------
         (Commission File No.)                     (I.R.S. Employer
                                                Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

================================================================================

ITEM 7.01.  REGULATION FD DISCLOSURE

        On July 14, 2005, Collectors Universe, Inc. issued a press release reporting its unit performance metrics for the fiscal year and fourth quarter ended on June 30, 2005. We report the number of collectibles units which we authenticated, graded and shipped, on a quarterly basis, for coins, sports cards, autographs and stamps, which comprise our principal authentication and grading markets. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.  The following exhibit is being furnished pursuant to
        Item 2.02 above.

        Exhibit No.                        Description
        -----------     -------------------------------------------------------
           99.1         Press release of Collectors Universe, Inc. issued
                        July 14, 2005, announcing units graded and authenticated for the fiscal year ended June 30, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         COLLECTORS UNIVERSE, INC.


                                         By:  /s/ MICHAEL J. LEWIS
                                              ----------------------------------
                                              Michael J. Lewis,
                                              Chief Financial Officer
Dated: July 14, 2005

                                  EXHIBIT INDEX

        Exhibit No.                        Description
        -----------     --------------------------------------------------------
           99.1         Press release of Collectors Universe, Inc. issued
                        July 14, 2005, announcing units graded and authenticated for the fiscal year ended June 30, 2005